SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

PATINA OIL & GAS CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notes:

PATINA OIL & GAS CORPORATION

Notice of 2003 Annual Meeting of Stockholders

and Proxy Statement

April 18, 2003

IMPORTANT: WHETHER OR NOT YOU ARE ABLE TO ATTEND THE MEETING IN PERSON, THE ACCOMPANYING FORM OF PROXY SHOULD BE COMPLETED, DATED, SIGNED AND RETURNED AT YOUR EARLIEST CONVENIENCE IN THE ENVELOPE PROVIDED

Patina Oil & Gas Corporation

April 18, 2003

Dear Stockholder:

On behalf of the Board of Directors, it is my pleasure to invite you to attend Patina’s 2003 Annual Meeting of Stockholders. The meeting will be held in Denver, Colorado at our offices at 1625 Broadway, Suite 2000 on Thursday, May 22, 2003 at 2:00 p.m. Mountain Daylight Time. The matters to be addressed at the Annual Meeting are described in the enclosed Notice of Annual Meeting and Proxy Statement. Stockholders are welcome to submit questions in advance or at the meeting. The Annual Report for the year ended December 31, 2002 is enclosed.

At the meeting, stockholders will vote on a number of important matters. Please take the time to read each of the proposals described in the enclosed Proxy Statement. Your vote is important. We urge you to vote your shares whether or not you plan to attend the Annual Meeting. Please complete, date, sign and return the enclosed proxy card in the envelope provided. You may revoke your proxy prior to or at the meeting and still vote in person if you so desire.

Thank you for your continuing support of Patina Oil & Gas Corporation.

Sincerely yours,

Thomas J. Edelman

Chairman

1625 Broadway, Suite 2000, Denver, Colorado 80202 (303) 389-3600

PATINA OIL & GAS CORPORATION

Table of Contents – 2003 Annual Meeting of Stockholders

and Proxy Statement

April 18, 2003

PATINA OIL & GAS CORPORATION

1625 Broadway

Denver, Colorado 80202

NOTICE OF

ANNUAL MEETING OF STOCKHOLDERS

TIME AND PLACE:

The 2003 Annual Meeting of Stockholders (the “Annual Meeting”) of Patina Oil & Gas Corporation (the “Company”) will be held at the corporate offices of the Company, 1625 Broadway, 20th Floor, Denver, Colorado 80202, on Thursday, May 22, 2003, at 2:00 p.m. Mountain Daylight Time.

ITEMS OF BUSINESS:

1.	To elect a board of seven directors, each for a one year term;

2.	To approve the appointment of Deloitte & Touche LLP as the Company’s independent auditors for the current year; and

3.	To transact any other business which properly may be brought before the Annual Meeting or any adjournment or postponement thereof.

RECORD DATE AND STOCKHOLDERS ENTITLED TO VOTE:

The holders of shares of common stock of the Company (“Common Stock”) of record as of the close of business on April 7, 2003 are entitled to notice of the Annual Meeting and to vote as described under “Voting and Revocability of Proxies” in the attached Proxy Statement. Stockholders are not entitled to cumulative voting rights. Stockholders who are individuals may attend and vote at the Annual Meeting in person or by proxy. Stockholders that are corporations may attend by appearance of a duly authorized representative and vote at the Annual Meeting by proxy. The list of stockholders entitled to vote at the Annual Meeting will be open to the examination by any stockholder during ordinary business hours for a period of ten days prior to the Annual Meeting at the Company’s corporate offices in Denver. Such list will also be produced at the Annual Meeting and be kept open during the Annual Meeting for the inspection by any stockholder who may be present.

Whether or not you plan to attend the Annual Meeting, please complete, date and sign the enclosed proxy and return it in the envelope provided. Any person giving a proxy has the power to revoke it at any time prior to its exercise and, if present at the Annual Meeting, may withdraw it and vote in person. Only stockholders of record at the close of business on April 7, 2003 will be entitled to vote at the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ DAVID J. KORNDER
Secretary

Denver, Colorado

April 18, 2003

PATINA OIL & GAS CORPORATION

1625 Broadway

Denver, Colorado 80202

PROXY STATEMENT

for

ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 22, 2003

GENERAL INFORMATION

Introduction

The Board of Directors of Patina Oil & Gas Corporation (the “Company”) is soliciting proxies to be voted at the 2003 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the Company’s corporate offices in Denver, Colorado on May 22, 2003 at 2:00 p.m. Mountain Daylight Time, and at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and the enclosed proxy are first being mailed to stockholders on or about April 18, 2003.

The persons named as proxies are Thomas J. Edelman, Chairman and Chief Executive Officer of the Company and David J. Kornder, Executive Vice President, Chief Financial Officer and Secretary of the Company, respectively.

Voting and Revocability of Proxies

The matters covered by this proxy solicitation are (i) the election of seven directors, each for a one-year term, (ii) the approval of the appointment of Deloitte & Touche LLP as the Company’s independent auditors for 2003, and (iii) such other matters, if any, as may be properly brought before the Annual Meeting. The proxy permits stockholders to withhold voting for any or all nominees for election as directors and to vote against or abstain from voting on the other matters if the stockholder so chooses. Any proxy given may be revoked either by a written notice duly signed and delivered to the Secretary of the Company prior to the exercise of the proxy, by execution of a subsequent proxy or by voting in person at the Annual Meeting. Where a stockholder’s proxy specifies a choice with respect to a voting matter, the shares will be voted accordingly. If no such specification is made, the shares will be voted for the proposals listed in the Notice of Annual Meeting of Stockholders.

At the close of business on April 7, 2003, the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting, the Company had outstanding 28,378,798 shares of Common Stock, inclusive of 1,093,113 shares held in a Rabbi Trust for certain company employees held as treasury shares. Each such share of Common Stock is entitled to one vote at the Annual Meeting. Shareholders are not entitled to cumulative voting rights.

Quorum and Adjournments

A majority of the 28,378,798 votes outstanding is necessary for a quorum at the Annual Meeting. If a quorum is not present, the stockholders entitled to vote who are present, in person or by proxy, at the Annual Meeting have the power to adjourn the Annual Meeting, without notice other than an announcement at the Annual Meeting, until a quorum is present. At an adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the Annual Meeting as originally notified.

Patina Oil & Gas Corporation

PROXY STATEMENTS FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 22, 2003

Expenses of Solicitation

The expenses of preparing, printing and mailing this proxy statement and the proxies will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company’s directors, officers and employees, without additional compensation, in person or by telephone.

Votes Required

Assuming a quorum, the stockholders will elect directors and ratify the appointment of the Company’s auditors by a plurality of the votes of the shares in person or represented by proxy.

Broker Non-Votes and Abstentions

Brokers who hold shares in street name for customers are required to vote shares in accordance with the instructions received from the beneficial owners. Brokers are not permitted to vote on discretionary items if they have not received instructions from the beneficial owners, but they are permitted to indicate a “broker non-vote” on non-discretionary items absent instructions from the beneficial owner. Abstentions and broker non-votes will count in determining whether a quorum is present at the Annual Meeting. Both abstentions and broker non-votes will not have any effect on the outcome of voting on director elections.

Default Voting

A proxy that is properly completed and returned will be voted at the Annual Meeting in accordance with the instructions on the proxy. If you properly complete and return a proxy but do not indicate any contrary voting instructions, your shares will be voted “FOR” both proposals listed in the Notice of Annual Meeting of Stockholders. If the Company proposes to adjourn the Annual Meeting, the proxy holders will vote all shares for which they have voting authority in favor of adjournment. If and any other business matters come before the Annual Meeting, your proxy will be voted in accordance with the best judgment of the persons authorized to vote them. The Board of Directors knows of no matters other than those stated in the Notice of Annual Meeting of Stockholders and described in this Proxy Statement to be presented for consideration at the Annual Meeting.

Counting of Votes

The Company has a policy of confidentiality in the voting of stockholder proxies. It uses the services of Mellon Investor Services, as independent inspectors of election, and to receive and tabulate the proxy vote. These representatives are the only persons who process and have access to your proxy card.

This proxy statement is dated April 18, 2003.

Patina Oil & Gas Corporation

PROXY STATEMENTS FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 22, 2003

MATTERS TO BE CONSIDERED AT THE MEETING

PROPOSAL I – ELECTION OF DIRECTORS

The Board of Directors has, by resolution, fixed the number of directors at seven. Each nominee is presently serving as a director and has served as a director of the Company or its predecessor for the period indicated in his or her biography. The current term of each director presently serving will terminate at the Annual Meeting when the respective successor of each is elected and qualified. Each nominee has consented to being named in this Proxy Statement and to serve if elected. If any nominee should for any reason become unavailable for election, proxies may be voted with discretionary authority by the persons named therein for any substitute designated by the Board of Directors.

The Board of Directors recommends that the stockholders vote FOR EACH of the nominees listed below.

Nominees for Election at Annual Meeting:

Jeffrey L. Berenson (52) has served as a Director since December 2002. Mr. Berenson is President and Chief Executive Officer of Berenson & Company, a private investment banking firm in New York City that he co-founded in 1990. From 1978 until founding Berenson & Company, Mr. Berenson was an employee of Merrill Lynch & Company, and served at various times as head of Merrill Lynch’s Mergers and Acquisitions Group and co-head of its Merchant Banking unit. Mr. Berenson serves as a member of the National Council of Environmental Defense and is also a member of the International Conservation Committee of the Wildlife Conservation Society. Mr. Berenson received his Bachelor of Arts Degree from Princeton University.

Robert J. Clark (58) has served as a Director since 1996. Mr. Clark has been the President of Bear Cub Investments LLC, a private gas gathering and processing company since March 2001. In 1995, Mr. Clark formed a predecessor company, Bear Paw Energy LLC, which was sold in early 2001. From 1988 to 1995, he was President of SOCO Gas Systems, Inc. and Vice President – Gas Management for Snyder Oil Corporation (“SOCO”). Mr. Clark was Vice President Gas Gathering, Processing and Marketing of Ladd Petroleum Corporation, an affiliate of General Electric from 1985 to 1988. Prior to 1985, Mr. Clark held various management positions with NICOR, Inc. and its affiliate NICOR Exploration, Northern Illinois Gas and Reliance Pipeline Company. Mr. Clark received a Bachelor of Science Degree from Bradley University and a M.B.A. from Northern Illinois University. Mr. Clark also serves as a Director of Evergreen Resources, Inc., a public independent oil and gas company. During 2002, Mr. Clark served on the Audit and Governance Committee and was Chairman of the Compensation Committee.

Jay W. Decker (51) has served as President since March 1998 and as a Director since 1996. He was the Executive Vice President and a Director of Hugoton Energy Corporation, a public independent oil company from 1995 until March 1998. From 1989 until its merger into Hugoton Energy in 1995, Mr. Decker was the President and Chief Executive Officer of Consolidated Oil & Gas, Inc., a private independent oil company and President of a predecessor company. Prior to 1989, Mr. Decker served as Vice President – Operations for General Atlantic Energy Company and in various capacities with Peppermill Oil Company, Wainoco Oil & Gas and Shell Oil Company. Mr. Decker received a Bachelor of Science Degree in Petroleum Engineering from the University of Wyoming.

Thomas J. Edelman (52) founded the Company and has served as Chairman of the Board, Chairman and Chief Executive Officer since its formation in 1996. He co-founded SOCO and was its President from 1981 through 1997. From 1980 to 1981, he was with The First Boston Corporation and from 1975 through 1980, with Lehman Brothers Kuhn Loeb Incorporated. Mr. Edelman received a Bachelor of Arts Degree from Princeton University and a Masters Degree in Finance from Harvard University’s Graduate School of Business Administration. Mr. Edelman serves as Chairman of Range Resources Corporation, a public independent oil and gas company and Bear Cub Investments LLC, and is a Director of Star Gas Corporation. During 2002, Mr. Edelman served as Chairman of the Executive Committee and Dividend Administration Committee.

Patina Oil & Gas Corporation

PROXY STATEMENTS FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 22, 2003

Elizabeth K. Lanier (51) has served as a Director since 1998. Ms. Lanier recently joined US Airways Group, Inc. and has been named Executive Vice President – Corporate Affairs and General Counsel effective April 2003. From April 2002 through December 2002, Ms. Lanier served as Senior Vice President and General Counsel of Trizec Properties, Inc., a public real estate investment trust. Ms. Lanier served as Vice President and General Counsel of General Electric Power Systems from 1998 to March 2002. From 1996 to 1998, Ms. Lanier served as Vice President and Chief of Staff of Cinergy Corp. Ms. Lanier received a Bachelor of Arts Degree with honors from Smith College and a Juris Doctorate from Columbia Law School where she was a Harlan Fiske Stone Scholar. Ms. Lanier was awarded an Honorary Doctorate of Technical Letters by Cincinnati Technical College and an Honorary Doctorate of Letters from the College of Mt. St. Joseph. From 1982 to 1984, she was an associate with Frost & Jacobs, a law firm in Cincinnati, Ohio and a partner from 1984 to 1996. From 1977 to 1982, she was with the law firm of Davis Polk & Wardwell in New York. She is past Chair of the Ohio Board of Regents. During 2002, Ms. Lanier served on the Audit and Governance Committee and Compensation Committee.

Alexander P. Lynch (50) has served as a Director since 1996. Mr. Lynch has been a Managing Director of J.P. Morgan Securities, Inc., subsidiary of JPMorganChase, Inc., since July 2000. From 1997 to July 2000, Mr. Lynch was a General Partner of the Beacon Group, a private investment and financial advisory firm, which was merged with Chase Securities in July 2000. From 1995 to 1997, Mr. Lynch was Co-President and Co-Chief Executive Officer of The Bridgeford Group, a financial advisory firm, which was merged into The Beacon Group. From 1991 to 1994, he served as Senior Managing Director of Bridgeford. From 1985 until 1991, Mr. Lynch was a Managing Director of Lehman Brothers, a division of Shearson Lehman Brothers Inc. Mr. Lynch received a Bachelor of Arts Degree from the University of Pennsylvania and a M.B.A. from the Wharton School of Business at the University of Pennsylvania. Mr. Lynch also serves as a Director of Range Resources Corporation, a public independent oil and gas company. During 2002, Mr. Lynch served on the Executive Committee and Compensation Committee and was Chairman of the Audit and Governance Committee.

Paul M. Rady (48) has served as a Director since April 2001. Mr. Rady has been the Chairman and Chief Executive Officer of Antero Resources Corporation, a private independent oil and gas company since its formation in late 2002. Mr. Rady previously served as Chairman of the Board, President and Chief Executive Officer of Pennaco Energy, Inc., an oil and gas exploration company. Pennaco was sold to Marathon Oil Company in early 2001. He joined Pennaco in 1998 as its President, Chief Executive Officer and Director. Prior to joining Pennaco in 1998, Mr. Rady was with Barrett Resources Corporation, an oil and gas exploration and production company, for approximately eight years. During his tenure at Barrett, Mr. Rady held various executive positions including his most recent position as President, Chief Executive Officer and Director. Other positions held by Mr. Rady were Chief Operating Officer, Executive Vice President-Exploration, and Chief Geologist-Exploration Manager. Prior to joining Barrett, Mr. Rady was with Amoco Production Company for approximately ten years. Mr. Rady received a Bachelor of Science Degree in Geology from Western States College of Colorado and a Master of Science Degree in Geology from Western Washington University. During 2002, Mr. Rady served on the Audit and Governance Committee and Compensation Committee.

Patina Oil & Gas Corporation

PROXY STATEMENTS FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 22, 2003

PROPOSAL II – APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS

Deloitte & Touche LLP (“Deloitte & Touche”) has been recommended by the Audit Committee of the Board for reappointment as the independent auditors for the Company. Deloitte & Touche were the Independent Auditors for the Company for the year ended December 31, 2002. The Firm is a member of the SEC Practice Section of the American Institute of Certified Public Accountants. Subject to stockholder approval, the Board of Directors has appointed Deloitte & Touche as the Company’s independent auditors for the year 2003.

The Board of Directors recommends a vote FOR the approval of the appointment of Deloitte & Touche as the Company’s independent auditors for 2003.

CORPORATE GOVERNANCE

Board and Committee Meetings; Committees of the Board

The Board held four meetings in 2002. All Directors attended at least 75% of the meetings of the Board of Directors and Board committees on which they served.

The Board has established four committees to assist in the discharge of its responsibilities. The committee membership of each Director is included with his or her biography.

Executive Committee. The Executive Committee may exercise many of the powers of the Board in the management of the business and affairs of the Company in the intervals between meetings of the Board. Although the Committee has very broad powers, in practice it meets only when it would be impractical to call a meeting of the Board. The Executive Committee did not meet during 2002.

Audit and Governance Committee. The Audit and Governance Committee retains the Company’s independent public accountants and reviews their professional services and the independence of such accountants from management. This Committee also reviews the scope of the audit coverage, the quarterly and annual financial statements of the Company and such other matters with respect to the accounting, auditing and financial reporting practices and procedures as it may find appropriate or as have been brought to its attention. The Audit and Governance Committee met six times during 2002.

Compensation Committee. The Compensation Committee reviews and approves executive salaries and administers bonus, incentive compensation and stock option plans of the Company. The Compensation Committee is also responsible for the administration of the Stock Purchase Plan. This Committee advises and consults with management regarding other benefits and significant compensation policies and practices of the Company. This Committee also considers nominations of candidates for corporate officer positions. The Compensation Committee met twice during 2002.

Dividend Administration Committee. The Dividend Administration Committee authorizes, declares and sets the record date for the dividends that are paid on the Company’s Common Stock and any outstanding Preferred Stock. The Dividend Administration Committee declares dividends quarterly unless instructed otherwise by the Board. The Dividend Administration Committee met four times in 2002.

The Board does not have a nominating committee. That function is performed by the Board.

Patina Oil & Gas Corporation

PROXY STATEMENTS FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 22, 2003

Director Compensation

During the first quarter of 2002, non-employee directors of the Company received an annual retainer of $20,000. The fees are payable quarterly, half in shares of the Company’s Common Stock having a market value of $2,500 and half in cash payments of $2,500. In addition, non-employee directors received $1,000 for attendance at each meeting of the Board of Directors, and $500 for attendance at each meeting of a committee of the Board of Directors that is not held in conjunction with a meeting of the Board, in each case excluding telephone meetings. In the second quarter of 2002, the non-employee director’s compensation was changed. The attendance fee was increased to $5,000 per meeting and the committee fee was increased to $1,000 per meeting attended, excluding telephonic meetings. The total quarterly director fee, including retainer, attendance and committee fees, is now split equally between cash and shares of the Company’s Common Stock. Directors are also reimbursed for expenses incurred in attending Board of Directors and committee meetings, including those for travel, food and lodging. Directors and members of committees of the Board of Directors who are employees of the Company or its affiliates are not compensated for their Board of Directors and committee activities.

In 1996, the Company adopted a stock option plan for non-employee directors (the “Directors’ Plan”). The Directors’ Plan provides that the Company will automatically grant to each non-employee director, on the date of his appointment, election, reappointment or re-election as a member of the Board, stock options covering 6,250 shares of Common Stock. The exercise price for all director stock options is the fair market value on the date of grant. The duration of each option is five years from the date of award, and each option vests as to 30% of the shares covered after one year, an additional 30% after two years, and all remaining shares three years after the date of grant.

Audit Committee Report

In accordance with its written charter, which was approved in its current form by the Board of Directors on July 26, 2000, the Audit Committee is responsible for retaining the independent accountants for the Company, reviews their professional services and assists the Board in oversight of the quality and integrity of the accounting, auditing, and financial reporting practices of the Company.

The Audit Committee consists of four independent members (as independence is defined by the rules of the New York Stock Exchange).

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the year ended December 31, 2002.

In performing its oversight function, the Audit Committee reviewed and discussed the audited consolidated financial statements of the Company as of and for the year ended December 31, 2002 with management and the Company’s independent auditors. The Audit Committee also discussed with the Company’s independent auditors all matters required by generally accepted auditing standards including those described in Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees” and, with management present, discussed and reviewed the results of the independent auditors’ examination of the financial statements.

The Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.” The Audit Committee discussed with the auditors any relationships that may have an impact on their objectivity and independence and satisfied itself as to the auditors’ independence. The Audit Committee also noted that Deloitte & Touche LLP, the Company’s independent auditors, was not providing any information technology services or other non-audit services to the Company, which would be incompatible with maintaining their independence.

Patina Oil & Gas Corporation

PROXY STATEMENTS FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 22, 2003

Based on the above-mentioned review and discussions with management and the independent auditors, the Audit Committee recommended to the Board that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2002, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

Alexander P. Lynch, Chairman

Robert J. Clark

Elizabeth K. Lanier

Paul M. Rady

Patina Oil & Gas Corporation

PROXY STATEMENTS FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 22, 2003

Executive Officers

Set forth below is certain information as of April 18, 2003 regarding the executive officers of the Company:

Name	Age	Position
Thomas J. Edelman	52	Chairman of the Board, Chairman and Chief Executive Officer
Jay W. Decker	51	President and Director
David J. Kornder	42	Executive Vice President and Chief Financial Officer
Andrew M. Ashby	47	Senior Vice President – Operations
David D. Le Norman	40	Senior Vice President – Business Development
Barton R. Brookman	40	Vice President
James A. Lillo	48	Vice President
Terry L. Ruby	44	Vice President
David W. Siple	43	Vice President

For biographical information with respect to Messrs. Edelman and Decker, see “PROPOSAL I – Election of Directors” above.

David J. Kornder has served as Executive Vice President and Chief Financial Officer since 1996. Prior to that time, he served as Vice President – Finance of Gerrity beginning in 1993. From 1989 through 1992, Mr. Kornder was an Assistant Vice President of Gillett Group Management, Inc. Prior to that, Mr. Kornder was an accountant with the independent accounting firm of Deloitte & Touche LLP for five years. Mr. Kornder received a Bachelor of Arts Degree in Accounting from Montana State University. Mr. Kornder serves as a Director of the Colorado Oil & Gas Association.

Andrew M. Ashby has served as Senior Vice President – Operations since November 2001. From September 2000 to November 2001, Mr. Ashby served as Executive Vice President and Chief Operating Officer for Omega Oil Company. From 1997 to 2000, Mr. Ashby served as the Vice President of Operations for Westport Oil and Gas, a public independent oil company. From 1989 to 1997, Mr. Ashby worked as a drilling consultant on various international oil projects. Prior to that, Mr. Ashby worked for Amoco Production Company as a petroleum engineer and an exploration geologist. Mr. Ashby received a Bachelor of Science Degree in Petroleum Engineering from the Colorado School of Mines.

David D. Le Norman has served as Senior Vice President – Business Development since joining the Company in November 2002. From 1995 to 2002, Mr. Le Norman was the President and founder of Le Norman Energy Corporation until it was acquired by the Company in November 2002. From 1987 to 1995, Mr. Le Norman worked in various engineering and business development capacities at Texaco. Mr. Le Norman received a Bachelor of Science Degree in Petroleum Engineering from the University of Wyoming and his M.B.A from Oklahoma City University.

Barton R. Brookman has served as a Vice President since January 2001. From 1996 to December 2000, Mr. Brookman was the District Operations Manager for the Company. From 1988 to 1996, Mr. Brookman was a District Operations Manager for SOCO. From 1986 to 1988, Mr. Brookman was a Petroleum Engineer for Ladd Petroleum Corporation, an affiliate of General Electric. Mr. Brookman received a Bachelor of Science Degree in Petroleum Engineering from the Colorado School of Mines and a Master of Science – Finance Degree from the University of Colorado, Denver.

Patina Oil & Gas Corporation

PROXY STATEMENTS FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 22, 2003

James A. Lillo has served as a Vice President since May 1998. From 1995 to 1998, Mr. Lillo was President of James Engineering, Inc., an independent petroleum engineering consulting firm. Previously, he served as Vice President of Engineering for Consolidated Oil & Gas, Inc., until its merger into Hugoton Energy Corporation, and President of a predecessor operating company since 1989. Prior to 1989, Mr. Lillo worked as an engineering consultant and as Manager of Reservoir Engineering for Hart Exploration and in various engineering capacities with Champlin Petroleum Company and Shell Oil Company. Mr. Lillo received a Bachelor of Science Degree in Chemical and Petroleum Refining Engineering from the Colorado School of Mines and is a Registered Professional Engineer.

Terry L. Ruby has served as a Vice President since 1996. Prior to that time, Mr. Ruby served as a senior landman of Gerrity beginning in 1992 and was appointed Vice President – Land in 1995. From 1990 to 1992, Mr. Ruby worked for Apache Corporation and from 1982 to 1990, he was employed by Baker Exploration Company, in each case in the Land Department. Mr. Ruby received a Bachelor of Science Degree in Minerals Land Management from the University of Colorado and a M.B.A. from the University of Denver.

David W. Siple has served as a Vice President since 1996. He joined SOCO’s land department in 1994 and was appointed a Land Manager in 1995. From 1990 through May 1994, Mr. Siple was the Land Manager of Gerrity. From 1981 through 1989, Mr. Siple was employed by PanCanadian Petroleum Company in the Land Department. Mr. Siple received a Bachelor of Science Degree in Minerals Land Management from the University of Colorado.

Patina Oil & Gas Corporation

PROXY STATEMENTS FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 22, 2003

STOCK OWNERSHIP

Beneficial Ownership of Securities

The following table provides information as to the beneficial ownership of Common Stock of the Company as of the close of business on April 7, 2003 by each person who, to the knowledge of the Company, beneficially owned 5% or more of the Common Stock, each director of the Company, the five most highly compensated executive officers, including the Chief Executive Officer (“Named Officers”), and by all executive officers and directors as a group. No directors or executive officers beneficially own any equity securities of the Company other than Common Stock. The business address of each individual listed below is: c/o Patina Oil & Gas Corporation, 1625 Broadway, Suite 2000, Denver, Colorado 80202.

	Number of Shares Owned(a)	Percent of Class Outstanding(b)
Thomas J. Edelman (c)	2,242,215	7.7%
Jay W. Decker	466,617	1.6
David J. Kornder	383,902	1.4
Andrew M. Ashby	25,410	*
James A. Lillo	50,468	*
Jeffrey L. Berenson	6,254	*
Robert J. Clark	96,313	*
Elizabeth K. Lanier	75,361	*
Alexander P. Lynch	47,158	*
Paul M. Rady	72,921	*
All 14 executive officers and directors as a group	3,733,253	12.7
* Less than 1%

Wellington Management Company, LLP (d) 75 State Street Boston, Massachusetts 02109	2,670,994	9.4

Greenlight Capital, LLC and affiliates (e) 420 Lexington Avenue, Suite 875 New York, New York 10170	1,710,325	6.0

(a)	The number of shares of Common Stock subject to stock options exercisable within 60 days after April 8, 2003, are as follows: Mr. Edelman, 705,631 shares; Mr. Decker, 143,837 shares; Mr. Kornder, 84,130 shares; Mr. Ashby, 21,975 shares; Mr. Lillo, 19,291; Mr. Berenson, 0 shares; Mr. Clark, 24,375 shares; Ms. Lanier, 18,125 shares; Mr. Lynch, 24,375 shares; Mr. Rady, 9,375 shares and all 14 executive officers and directors as a group, 1,096,752 shares.
(b)	Based on 28,378,798 shares of Common Stock outstanding as of close of business on April 7, 2003.
(c)	The number of shares of Common Stock owned by Mr. Edelman includes 28,750 shares owned by Mr. Edelman’s spouse, to which Mr. Edelman disclaims beneficial ownership.
(d)	As set forth in Schedule 13G/A dated March 10, 2003, Wellington Management Company, LLP shared voting power over 2,473,414 shares, no sole voting power over these shares and shared dispositive power over all of these shares.
(e)	As set forth in Schedule 13G/A dated March 13, 2003, Greenlight Capital, LLC has sole voting and sole dispositive power over all of these shares.

Patina Oil & Gas Corporation

PROXY STATEMENTS FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 22, 2003

EXECUTIVE COMPENSATION

Executive Compensation

Shown below is information concerning the annual and long-term compensation for services in all capacities to the Company for the years ended December 31, 2000, 2001 and 2002 of the Named Officers.

Summary Compensation Table (a)

		Annual Compensation			Long Term Compensation
All
Name and Principal Position	Year	Salary ($)	Bonus ($)(b)	Other(c)	Restricted Stock Awards ($)	Securities Underlying Options (#)(d)	Other Compensa- tion ($)(e)
Thomas J. Edelman Chairman and Chief Executive Officer	2002 2001 2000	$422,500 406,833 387,333	$1,000,000 827,333 672,648	$88,275 62,050 43,281	— — —	187,500 153,750 146,625	$85,926 58,540 57,680
Jay W. Decker President	2002 2001 2000	295,833 272,667 258,500	575,000 453,333 384,370	82,375 49,640 8,827	— — —	108,750 103,125 97,875	52,134 45,124 44,796
David J. Kornder Executive Vice President, Chief Financial Officer	2002 2001 2000	225,822 200,000 172,317	365,000 283,333 211,404	102,431 23,000 1,675	— — —	87,500 76,875 49,250	45,134 37,857 36,178
Andrew M. Ashby (f) Senior Vice President	2002 2001	156,667 23,333	100,000 15,000	6,535 —	— —	42,000 31,250	32,283 2,333
James A. Lillo Vice President	2002 2001 2000	136,000 135,500 132,183	45,000 34,000 30,000	— — 1,896	— — —	23,750 25,500 25,625	27,386 26,853 26,983

(a)	Excludes the cost to the Company of other compensation that, with respect to any Named Officer, does not exceed the lesser of $50,000 or 10% of the Named Officer’s salary and bonus.
(b)	Bonuses are paid in March of each year based on performance during the preceding year. Bonus amounts are accrued in the year preceding the year in which the bonus is paid. Bonus amounts for 2002 for Messrs. Edelman, Decker, and Kornder were paid in shares of common stock and contributed to the Company’s deferred compensation plan on their behalf. Bonus amounts for 2001 for Messrs. Edelman, Decker, Kornder, and Lillo were paid in shares of common stock, a portion of which were purchased under the Company’s Stock Purchase Plan, and contributed to the Company’s deferred compensation plan on their behalf. Bonus amounts for 2000 for Messrs. Edelman, Decker, Kornder and Lillo were paid in shares of common stock and contributed to the Company’s deferred compensation plan on their behalf.
(c)	Other annual compensation relates to the purchase of Common Stock at a discount to market under the Stock Purchase Plan. All purchases to date have been made at 75% of market price. The other compensation amount reflects the difference between 85% of market price, the deemed fair value due to one-year restrictions on transfer and 75% of market price (the cash purchase price). Participants purchased shares with cash under the Plan during 2002 as follows: Mr. Edelman, 31,250 shares; Mr. Decker, 25,000 shares; Mr. Kornder, 37,500 shares, and Mr. Ashby, 2,000 shares. Participants purchased shares with cash under the Plan during 2001 as follows: Mr. Edelman, 31,250 shares; Mr. Decker, 25,000 shares, and Mr. Kornder, 12,500 shares. Participants purchased shares with cash under the Plan during 2000 as follows: Mr. Edelman, 31,250 shares; Mr. Decker, 6,588 shares; Mr. Kornder, 1,250 shares, and Mr. Lillo, 1,415 shares.

Patina Oil & Gas Corporation

PROXY STATEMENTS FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 22, 2003

(d)	Stock options were granted in February 2000, February 2001, and February 2002. Stock options are generally granted in February or March of each year based in part on performance during the preceding year.
(e)	Includes amounts accrued or contributed for the year for the Named Officers under the Company’s Profit Sharing and Savings Plan and as matching contributions under the Company’s Deferred Compensation Plan for Select Employees as follows:

		Profit Sharing Plan	Deferred Compensation Plan
Thomas J. Edelman	2002 2001 2000	$22,551 17,857 18,946	$63,375 40,683 38,734
Jay W. Decker	2002 2001 2000	$22,551 17,857 18,946	$29,583 27,267 25,850
David J. Kornder	2002 2001 2000	$22,551 17,857 18,946	$22,583 20,000 17,232
Andrew M. Ashby	2002 2001	$16,616 —	$15,667 2,333
James A. Lillo	2002 2001 2000	$13,786 13,303 13,765	$13,600 13,550 13,218

(f)	Mr. Ashby joined the Company as Senior Vice President – Operations in November 2001.

Patina Oil & Gas Corporation

PROXY STATEMENTS FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 22, 2003

Stock Option Grants and Exercises

In 1996, the Company adopted the Employee Stock Option Plan which is administered by the Compensation Committee and provides for the granting of options to purchase shares of Common Stock to key employees and certain other persons who are not employees of the Company, but who from time to time provide substantial advice or other assistance or services to the Company. The plan permits the granting of options to acquire the greater of 3,750,000 shares of Common Stock or 10% of outstanding diluted Common Stock at the time of the grant. During 2000, options to purchase 631,250 shares of Common Stock were granted to 71 employees at an average exercise price of $7.47 per share. During 2001, options to purchase 791,875 shares of Common Stock were granted to 82 employees at an average exercise price of $18.33 per share. During 2002, options to purchase 922,000 shares of Common Stock were granted to 94 employees at an average exercise price of $21.02 per share. The exercise price of all such options was equal to the fair market value of the Common Stock on the date of grant. There has been no re-pricing of the exercise price of any stock option. All options granted during 2000, 2001 and 2002 were for a term of five years, with 30% of the options becoming exercisable after one year, an additional 30% becoming exercisable after two years and the remaining options becoming exercisable after three years.

Stock Option Grants

The following table sets forth information for the year ended December 31, 2002 with respect to the grant of stock options to the Named Officers. The stock options were granted at the market price on the date of grant. No stock appreciation rights have been granted by the Company.

	Stock Option Grants
Name	Number of Securities Underlying Options Granted #	% of Total Options Granted to Employees in Fiscal Year	Exercise Price $/Share	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation
					5%	10%
Thomas J. Edelman	187,500	20.3%	$20.616	2/19/07	$1,067,966	$2,359,926
Jay W. Decker	108,750	11.8%	$20.616	2/19/07	$619,421	$1,368,757
David J. Kornder	87,500	9.5%	$20.616	2/19/07	$498,384	$1,101,299
Andrew M. Ashby	42,000	4.6%	$20.616	2/19/07	$239,224	$528,624
James A. Lillo	23,750	2.6%	$20.616	2/19/07	$135,276	$298,924

(a)	The assumed annual rates of stock price appreciation used in showing the potential realizable value of stock option grants are prescribed by rules of the Securities and Exchange Commission. The actual realized value of the options may be significantly greater or less than the amounts shown. For options granted during 2002 at an exercise price of $20.616, the values shown for 5% and 10% appreciation equate to common stock prices of $26.31 and $33.20, respectively, at the expiration date of the options.

Patina Oil & Gas Corporation

PROXY STATEMENTS FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 22, 2003

Year-End Option Values Table

The following table sets forth information at December 31, 2002 with respect to exercisable and non-exercisable options held by the Named Officers. The table also includes the value of “in-the-money” options, which represents the spread between the exercise price of the existing stock options and the year-end Common Stock price of $31.65 per share.

	Aggregate Option Exercises in 2002 and Year-End Values
Name	Shares Acquired on Exercise	Value Realized	Number of Unexercised Options at Year End 2002		Value of Unexercised In-the-Money Options at Year End 2002 (a)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Thomas J. Edelman	402,376	$8,230,387	675,510	353,776	$17,943,479	$4,953,712
Jay W. Decker	166,639	2,938,696	54,729	220,089	997,696	3,130,326
David J. Kornder	60,988	1,056,099	32,023	161,013	537,267	2,173,990
Andrew M. Ashby	—	—	9,375	63,875	88,141	669,099
James A. Lillo	20,591	329,683	5,981	51,600	81,114	747,143

(a)	As of December 31, 2002, there were no outstanding stock options that were priced at a level above the Common Stock price on December 31, 2002 of $31.65 per share. Actual gains, if any, on exercise will depend on the value of the Common Stock on the date of exercise.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee of the Board of Directors during 2002 were Robert J. Clark, Elizabeth J. Lanier, Alexander P. Lynch, and Paul M. Rady. No member of the Compensation Committee during 2002 is, or has been, an officer or employee of the Company or had any relationship requiring disclosure.

REPORT OF COMPENSATION COMMITTEE

Compensation Committee Report on Executive Compensation

The Compensation Committee of the Board of Directors has furnished the following report on executive compensation:

The Compensation Committee of the Board of Directors, which is comprised entirely of non-employee directors of the Company, defines general compensation policies of the Company, establishes the compensation plans and compensation levels for officers and certain other key employees and administers the Company’s stock option plan, deferred compensation plan and stock purchase plan. The Committee also establishes salary and bonus ranges for officers and certain key employees, and generally approves specific amounts within those ranges on the recommendation of management.

In establishing compensation policies, the Committee believes that the total cash compensation opportunity for executive officers, as well as other key employees, should be competitive with other similar size oil and gas companies or other business opportunities available to such executive officers while also recognizing individual contribution and performance. Annual awards of stock options and stock grants are intended both to retain executives and to motivate them to accomplish long-term growth objectives and improve long-term stock market performance.

Patina Oil & Gas Corporation

PROXY STATEMENTS FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 22, 2003

In establishing the base salary and bonus ranges for its executive officers, the Company targets cash compensation slightly above the median levels of competitor’s executives having similar responsibilities. Adjustments, in large part subjective, are made to account for cases in which the responsibilities of Company executives differ from the responsibilities of executives from the companies surveyed. Base salaries have historically been set below the competitive median, as bonuses, which are primarily determined by the Company’s overall operational and financial performance, and individual contribution, will typically constitute a larger portion of total cash compensation. The Committee utilizes an outside consultant to review executive compensation and the total compensation and employee benefit levels provided our executives. The consultant’s analysis is based on data from energy companies similar in business operations to the Company. Many of these peer companies are also included in the Dow Jones Oil Secondary index used for stock price performance comparisons in the performance graph. Not all of the companies in the Dow Jones Oil Secondary index are considered appropriate for purposes of comparing compensation programs and levels. Guided by this information, compensation ranges are established, and individual executive compensation within these ranges is determined based upon the individual’s responsibilities and performance.

In reviewing the Company’s 2002 performance for purposes of compensation decisions, the Committee noted that the Company had an exceptional year on all fronts. In 2002, the Company reported record production, revenues, net income (excluding the impact from the required accounting for the Company’s deferred compensation plan which negatively impacts earnings as the Company’s common stock increases), cash flows, and reserves. In addition, the Company significantly diversified its asset base by completing two acquisitions in the Mid Continent region. Production rose 22% to an average of 190.2 MMcfe a day. Proved reserves increased 53% to 1.1 Tcfe, largely the result of acquisitions and higher year-end prices, which increased reserves by 237.1 Bcfe and 142.2 Bcfe, respectively. Excluding the impact of higher prices, the Company replaced 446% of last years’ production. Total revenues for 2002 increased 4% to $222.4 million, despite a 16% decrease in average realized oil and gas prices. The Company reported $57.7 million in net income for the year versus $62.3 million in 2001. Cash flow totaled $158.9 million, an increase of $13.1 million or 9% over the prior year. Despite the sharp increase in basis differential for Rocky Mountain gas during 2002, the Wattenberg capital development program generated a projected rate of return in excess of 100% with an associated finding and development cost of $1.03 per Mcfe. In the fourth quarter of 2002, the Company closed the acquisitions of Le Norman Energy Corporation and Bravo Natural Resources, Inc., respectively. These acquisitions were made at very attractive prices (less than $1.00 per Mcfe) and provided a significant step in diversifying the Company’s asset base. With the successes enjoyed by the Company in 2002, the Common Stock price increased 44% to $31.65 at December 31, 2002.

Mr. Edelman has an employment agreement with the Company that provides for a yearly target bonus equal to his base salary, which was $410,000 at January 1, 2002 and increased to $425,000, effective March 1, 2002. In recognition of the change in the 15% matching contribution to the deferred compensation plan from Common Stock, which had historically been purchased at a 25% discount to market, to a cash match in 2003, the Committee increased Mr. Edelman’s salary from $425,000 to $446,000, effective January 1, 2003. Mr. Edelman’s bonus is based primarily on Company performance. The Committee has not established any particular formula or identified particular factors as more important than others in determining Company performance. The Committee considers various factors, including growth in reserves, net income and cash flow, as well as performance of the Company’s Common Stock. The Committee also considers other matters, such as the extent to which Company performance was influenced by management and its ability to position the Company for future growth. During 2002, the Committee specifically considered the excellent operational and financial performance and optimization of production from the Company’s core assets along with the diversification provided by the acquisitions that provide the Company significant future development potential. As a result, the Committee awarded Mr. Edelman a $1.0 million bonus, which was provided in 29,300 shares of Common Stock, and contributed into his deferred compensation plan. The Committee also increased his annual salary by 3% to $460,000, effective March 1, 2003. Bonuses for other officers and key managers are determined primarily by the Company’s overall performance, and are also based on senior management’s assessment of individual performance and accomplishment of pre-established goals.

Patina Oil & Gas Corporation

PROXY STATEMENTS FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 22, 2003

Stock options are granted annually to Mr. Edelman and other officers and key employees and are designed to retain and motivate the grantees to improve long-term stock market performance. Options are granted at the prevailing market price and will only have value only if the price of the Company’s Common Stock increases. Generally, options have a term of five years and vest 30% after one year, an additional 30% after two years and are fully vested after three years. An employee must be employed by the Company at the time of vesting in order to exercise the options, unless agreed otherwise by the Compensation Committee.

After reviewing the median competitive market value, the Committee generally determines the number of options granted to Mr. Edelman and to other executives and key employees based on a formula under which the number of options granted is equal to a percentage of the individual’s base salary. This percentage varies with the degree to which an individual’s responsibilities might affect the long-term price of the Company’s Common Stock. The Committee occasionally grants additional stock options when the Committee believes additional incentives are appropriate. During 2002, the Committee awarded no additional incentive options to officers. The Committee does not consider the stock holdings of each executive officer in determining the size of current awards.

The Committee maintains a Deferred Compensation Plan for select employees as a means to provide additional incentive for key employees to remain in the employ of the Company. Under the plan, key employees as selected by the Committee are permitted to defer a portion of their compensation for periods determined by them or until their employment by the Company ceases. The Committee also determines annually the matching contribution to be made by the Company and may, in addition, authorize additional Company contributions to be made on behalf of designated individuals. Company matching contributions vest at 33% per year over three years, and any additional Company contributions vest over the period determined by the Committee. The Committee designated 20 key employees in 2002 as eligible to participate. The Committee determined that Company contributions for Mr. Edelman would equal one hundred percent of his contribution up to a maximum Company contribution of fifteen percent of his salary. The Committee also determined that Company contributions for the other eight officers would equal one hundred percent of each participant’s contribution up to a maximum Company contribution of ten percent of any participant’s salary. The Committee determined that Company contributions for the 11 key employees would equal one hundred percent of each participant’s contribution up to a maximum Company contribution of five percent of any participant’s salary.

The Committee also maintains a Stock Purchase Plan as a means to provide additional incentive and to further promote the alignment of interests of our officers and stockholders. The plan, which was approved by the stockholders in 1998, allows certain officers, directors and managers, to purchase restricted common shares at a discount from the closing price of the stock on the trading day prior to the purchase. During 2002, the Compensation Committee approved 177,000 common shares for possible purchase at 75% of the closing price during the current plan year. As of April 8, 2003 participants have purchased 223,000 shares of common stock at an average price of $29.81 per share ($22.36 net price per share), resulting in cash proceeds to the Company of approximately $5.0 million. During 2002, Mr. Edelman purchased 31,250 shares under the plan, resulting in other compensation of $88,275. The plan has been temporarily suspended as of December 31, 2002. The Compensation Committee is currently evaluating alternative sources of compensation to replace the plan.

COMPENSATION COMMITTEE

Robert J. Clark, Chairman

Elizabeth K. Lanier

Alexander P. Lynch

Paul M. Rady

Patina Oil & Gas Corporation

PROXY STATEMENTS FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 22, 2003

PERFORMANCE GRAPH

Stockholder Return Performance Presentation

Set forth below is a line graph comparing the percentage change in the cumulative total stockholder return on the Company’s Common Stock against the total return of the Dow Jones United States Equity Market Index and the Dow Jones United States Oil Companies, Secondary Index for the period December 1997 through December 2002. The Secondary Oils Index is composed of twenty nine companies, all of which are significantly larger than the Company, selected by Dow Jones & Company, Inc. to represent non-major oil producers that generally do the bulk of their business domestically. The graph assumes that the value of the investment in the Company’s Common Stock and each index was $100 on December 31, 1997 and that all dividends were reinvested. The closing sales price of the Company’s Common Stock on the last trading day of 2002 was $31.65.

	December 31,
	1997	1998	1999	2000	2001	2002
DJ Equity Market Index	$100	$125	$153	$139	$123	$95
DJ Secondary Oil Index	100	69	79	126	116	119
Patina Oil & Gas Corporation	100	38	111	310	355	510

Patina Oil & Gas Corporation

PROXY STATEMENTS FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 22, 2003

EMPLOYMENT AND CHANGE IN CONTROL AGREEMENTS

Employment and Change In Control Agreements

In 1997, the Company entered into an employment agreement with the Chairman of the Board and Chief Executive Officer of the Company. The agreement became effective on October 21, 1997 with the closing of certain transactions that eliminated SOCO’s ownership in the Company. In February 1998 and December 2000, the agreement was amended and restated to clarify certain provisions thereof. The agreement has a term currently ending on January 1, 2004, which is automatically extended for one year each January 15th, unless Mr. Edelman or the Compensation Committee elects in writing prior to the preceding year-end to terminate it. The agreement currently provides Mr. Edelman with a yearly target bonus, to be determined by the Compensation Committee in its sole discretion. Increases in Mr. Edelman’s salary are at the discretion of the Compensation Committee. In February 2002, the Compensation Committee approved an increase in Mr. Edelman’s Base Salary to $425,000, effective March 1, 2002. In conjunction with the change in the 15% matching contribution to the deferred compensation plan from Common Stock, which had historically been purchased at a 25% discount to market, to a cash match in 2003 by the Company, the Committee increased Mr. Edelman’s salary from $425,000 to $446,000, effective January 1, 2003. In February 2003, the Compensation Committee approved an increase in Mr. Edelman’s Base Salary to $460,000, effective March 1, 2003. The agreement provides Mr. Edelman with certain protections in the event of a change in control of the Company and with certain other compensation plans, benefits and perquisites commensurate with his executive positions with the Company. Upon a change in control, payments equal to two times (i) his existing annual base pay, (ii) the greater of (a) the target bonus or (b) the bonus paid or payable with respect to the prior year, (iii) 100% of the contribution the Company would have made to his 401(k) account for the current year, and (iv) 100% of the matching deferral by the Company into his deferred compensation account that would have been made for the current year.

In June 1997, the Company adopted a Change In Control Plan (the “Plan”), which established three levels of severance benefits in the event of a change in control of the Company. The Executives of the Company, as defined in the Plan, receive the highest level of compensation in the event of a change in control with the Key Managers, as identified by the Board, and Regular Employees, as defined in the Plan, receiving more limited severance benefits. Upon a change in control, all non-vested securities of the Company held by employees will automatically vest as will all non-vested rights under or in connection with all the Company’s benefit plans, including the 401(k) plan, deferred compensation plan and stock purchase plan.

If an Executive is terminated within one year of a change in control or if an Executive resigns after a Material Change, as defined in the Plan, occurring within one year of a change in control, the Executive will receive an Executive Payment which consists of 150% of Base Compensation as defined in the Plan, accrued but unpaid bonuses and the greater of the Executive’s most recent annual bonus or the projected annual bonus for the year in which the change in control occurs. If a Key Manager or a Regular Employee is terminated without cause within one year of a change in control, or resigns within 30 days of a reduction in Base Compensation occurring within one year of a change in control, the Key Manager will receive a Key Manager Payment and the Regular Employee will receive a Regular Employee Payment. A Key Manager Payment consists of 100% of Base Compensation, accrued but unpaid bonuses and the greater of the most recent annual bonus or the projected annual bonus for the year in which the change in control occurs. A Regular Employee Payment consists of one quarter of Base Compensation, accrued but unpaid bonuses and the greater of one quarter of the most recent annual bonus or one quarter of the projected annual bonus for the year in which the change in control occurs.

Patina Oil & Gas Corporation

PROXY STATEMENTS FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 22, 2003

ADDITIONAL INFORMATION

Certain Relationships and Related Transactions

Since 1988, Mr. Edelman has been the Chairman of Range Resources Corporation, a public independent oil and gas exploration and production company. Range Resources Corporation and the Company have never held interests or participated together in any transactions involving the same oil and gas properties. Mr. Edelman also served as Chairman of Bear Paw Energy LLC, a private gas gathering and processing company from January 2000 to March 2001. The President of Bear Paw Energy LLC, Mr. Robert J. Clark, serves as a Director of Patina Oil & Gas Corporation. Bear Paw Energy LLC and the Company have never held interests or participated together in any transactions involving the same oil and gas pipelines or properties. Bear Paw Energy LLC was sold to Northern Borders Partners L.P. in March 2001. A new entity, Bear Cub Investments, LLC was formed in early 2001, of which Mr. Clark is the President and Mr. Edelman is the Chairman.

Indebtedness of Management

In May 2001, a director and member of the Compensation Committee, Ms. Lanier, purchased 12,500 common shares from the Company under the Stock Purchase Plan. The Company loaned Ms. Lanier $136,000 to finance a portion of the purchase. The loan was due May 2004 and was represented by a 7.50% recourse promissory note. The note was repaid in September 2002.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires executive officers, directors and persons who beneficially own more than ten percent of the Company’s stock to file initial reports of ownership and reports of changes of ownership with the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange. Copies of such reports are required to be furnished to the Company.

Based solely on a review of such forms furnished to the Company and certain written representations from the Executive Officers and Directors, the Company believes that all Section 16(a) filing requirements applicable to its Executive Officers, Directors and greater than ten percent beneficial owners were complied with on a timely basis.

The Company’s Independent Auditor

The Audit Committee annually considers the selection of the Company’s independent auditor. As recommended by the Audit Committee in July 2002, the Company decided to no longer engage Arthur Andersen LLP (“Arthur Andersen”) as the Company’s independent auditor and engaged Deloitte & Touche LLP (“Deloitte & Touche”) to serve as the Company’s independent auditor for 2002. In addition, as recommended by the Audit Committee, the Company elected to engage Deloitte & Touche to re-audit the Company’s financial statements covering 1999, 2000 and 2001. Proposal II seeks stockholder approval to the appointment of Deloitte & Touche as the Company’s independent auditor for the year ended December 31, 2003.

Neither Deloitte & Touche’s report on the Company’s financial statements for the year ended December 31, 2002, nor Arthur Andersen’s report on the Company’s financial statements for the year ended December 31, 2001, contained an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty or audit scope. An explanatory paragraph was added to the opinions to reflect the change in method of accounting for derivative instruments and hedging activities to conform to Statement of Financial Accounting Standards No. 133, “Accounting for Derivative Instruments and Hedging Activities”.

During the Company’s two most recent fiscal years, there were no disagreements with Deloitte & Touche or Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing

Patina Oil & Gas Corporation

PROXY STATEMENTS FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 22, 2003

scope or procedure which, if not resolved to the firm’s satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company’s consolidated financial statements for the years ended December 31, 2002, and December 31, 2001 respectively; and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

The following is a description of the fees billed to the Company by Deloitte & Touche and Arthur Andersen LLP during the year ended December 31, 2002:

Audit Fees: Audit fees paid by the Company to Arthur Andersen in connection with Arthur Andersen’s review of the Company’s interim financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2002 totaled approximately $2,000.

Audit fees paid by the Company to Deloitte & Touche in connection with Deloitte & Touche’s review of the Company’s interim financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 and audit of the Company’s annual financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2002 totaled approximately $103,000. Audit fees paid to Deloitte & Touche in connection with Deloitte & Touche’s review of the Company’s interim financial statements included in the Company’s Quarterly Reports on Form 10-Q/A for the quarters ended March 31, 2002 and June 30, 2002 and audit of the Company’s annual financial statements included in the Company’s Annual Report on Form 10-K /A for the year ended December 31, 2001 totaled approximately $165,000.

Financial Information Systems Design and Implementation Fees: The Company did not engage Deloitte & Touche or Arthur Andersen to provide advice to the Company regarding financial information systems design and implementation during the year ended December 31, 2002.

Tax Fees: Tax fees paid by the Company to Arthur Andersen during the year ended December 31, 2002 totaled approximately $32,000. Tax fees paid by the Company to Deloitte & Touche during the year ended December 31, 2002 totaled approximately $73,000.

All Other Fees: There were no other fees paid to Arthur Andersen by the Company during the year ended December 31, 2002. Fees paid to Deloitte & Touche by the Company during the year ended December 31, 2002 for all other non-audit services rendered to the Company totaled approximately $21,000.

The Audit Committee has considered whether the provision of non-audit services by the Company’s independent auditors is compatible with maintaining auditor independence.

Representatives of Deloitte & Touche will attend the annual meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Other Business

The Board does not know of any business to be presented for consideration at the Annual Meeting other than as stated in the Notice. It is intended, however, that the persons authorized under the accompanying proxy will, in the absence of instructions to the contrary, vote or act in accordance with their judgment with respect to any other proposal properly presented for action at such meeting.

Patina Oil & Gas Corporation

PROXY STATEMENTS FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 22, 2003

Submission of Proposals by Stockholders for the 2004 Annual Meeting of Stockholders

In order to be eligible for inclusion in the Company’s proxy statement for the 2004 Annual Meeting of Stockholders, any proposal of a stockholder must be received by the Company at its corporate offices in Denver, Colorado by December 23, 2003. All such proposals must comply with SEC regulations. Any stockholder desiring to present a proposal at the 2004 Annual Meeting, but does not wish to have such proposal included in our proxy statement must submit the proposal to the Company at the Denver offices no later than March 6, 2004.

Annual Report and Form 10-K

The 2002 Annual Report of the Company for the year ended December 31, 2002, including audited financial statements, is being forwarded to each stockholder of record as of April 8, 2003, together with this Proxy Statement.

A copy of the Company’s report on Form 10-K for the year ended December 31, 2002, as filed with the Securities and Exchange Commission, will be furnished without charge to stockholders on request to:

Patina Oil & Gas Corporation

1625 Broadway, Suite 2000

Denver, Colorado 80202

Attention: Investor Relations

Other Matters

The accompanying form of proxy has been prepared at the direction of the Company, of which you are a stockholder, and is sent to you at the request of the Board of Directors. The proxies named therein have been designated by your Board of Directors.

The Board of Directors of the Company urges you, even if you presently plan to attend the meeting in person, to execute the enclosed proxy and mail it as indicated immediately. You may revoke your proxy and vote in person if you are in fact able to attend.

PATINA OIL & GAS CORPORATION By Order of the Board of Directors

/s/ DAVID J. KORNDER
Secretary

Denver, Colorado

April 18, 2003

The Board of Directors recommends that the stockholders vote FOR EACH of the nominees and proposals listed below.	Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

1.	To elect a board of seven directors, each for a one year term.						FOR	AGAINST	ABSTAIN
	Nominees for Election at Annual Meeting: 01 Jeffrey L. Berenson, 02 Robert J. Clark, 03 Jay W. Decker, 04 Thomas J. Edelman, 05 Elizabeth K. Lanier 06 Alexander P. Lynch, and 07 Paul M. Rady		FOR ☐	WITHHOLD FOR ALL ☐	3.	To transact any other business which properly may be brought before the Annual Meeting or any adjournments(s) thereof.	☐	☐	☐

WITHHELD FOR: (Write in Nominee’s name in the space provided below)

Subject to the provisions of the By-laws of the Company, registered stockholders as of April 7, 2003 (i) who are individuals may attend and vote at the Annual Meeting in person or by proxy (ii) that are corporations may attend and vote at the Annual Meeting by proxy or by a duly authorized representative.

2.	To approve the appointment of Deloitte & Touche LLP as the Company’s Independent auditors for the current fiscal year.	FOR ☐	AGAINST ☐	ABSTAIN ☐

Whether or not you plan to attend the Annual Meeting, please complete, date and sign the enclosed proxy and return it in the envelope provided. Any person giving a proxy has the power to revoke it any time prior to its exercise and, if present at the Annual Meeting, may withdraw it and vote in person. Attendance at the Annual Meeting is limited to stockholders, their proxies and invited guests of the Company.

						Dated: , 2003

						(Signature)

						(Signature if held jointly)

(Please sign exactly as your name appears hereon. If stock is registered in more than one name, each holder should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation or other entity, the proxy should be signed by a duty authorized officer or other representative.)

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PATINA OIL & GAS CORPORATION

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE 2003 ANNUAL MEETING OF STOCKHOLDERS

The Annual Meeting of Stockholders (the “Annual Meeting”) of Patina Oil & Gas Corporation (the “Company”) will be held at the corporate offices of the Company, 20th Floor, 1625 Broadway, Denver, Colorado, on Thursday, May 22, 2003 at 2.00 p.m. Mountain Daylight Time. The list of stockholders entitled to vote at the Annual Meeting will be open to the examination by any stockholder during ordinary business hours for a period of ten days prior to the Annual Meeting at the Company’s corporate offices. Such list will also be produced at the Annual Meeting and be kept open during the Annual Meeting for inspection by any stockholder who may be present. The purposes for which the Annual Meeting is to be held are as follows:

(Continued, and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

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